Consent of Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 8, 1998, in the Registration Statement (Form N-1A) and related Prospectus of Buffalo Balanced Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 6 under the Securities Act of 1933 (Registration No. 33-75476) and Amendment No. 8 under the Investment Company Act of 1940 (Registration No. 811-8364).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
July 17, 1998

                Consent of Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 8, 1998, in the Registration Statement (Form N-1A) and related Prospectus of Buffalo Equity Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 6 under the Securities Act of 1933 (Registration No. 33-87346) and Amendment No. 8 under the Investment Company Act of 1940 (Registration No. 811-8900).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City. Missouri
July 17, 1998

                Consent of Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 8, 1998, in the Registration Statement (Form N-lA) and related Prospectus of Buffalo High Yield Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 6 under the Securities Act of 1933 (Registration No. 33-87148) and Amendment No. 8 under the Investment Company Act of 1940 (Registration No. 811-8898).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
July 17, 1998

                Consent of Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 8, 1998, in the Registration Statement (Form N-1A) and related Prospectus of Buffalo USA Global Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 6 under the Securities Act of 1933 (Registration No. 33-87146) and Amendment No. 8 under the Investment Company Act of 1940 (Registration No. 811-8896).


                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
July 17, 1998

                Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the inclusion of our report dated January 14, 1998 in the Registration Statement (Form N-lA) and related Prospectus of Buffalo Small Cap Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 1 under the Securities Act of 1933 (Registration No. 333-40841) and Amendment No. 2 under the Investment Company Act of 1940 (Registration No. 811-08509).



                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
July 17, 1998